EXHIBIT 10.8
                           SCHEDULE A TO EXHIBIT 10.7

The following individuals entered into Deferred Compensation Plans with The Ohio Valley Bank Company identified below which are identical to the Deferred Compensation Plan, dated November 11, 2002, between Barney A. Molnar and The Ohio Valley Bank Company filed herewith.




                                    Date of
Name                                Deferred Compensation Plan
-------------------                 --------------------------
W. Lowell Call                      December 31, 1996
Wendell B. Thomas                   December 31, 1996
James L. Dailey                     December 31, 1996
Thomas E. Wiseman                   May 1, 1997
Jeffrey E. Smith                    December 31, 1996
Harold A. Howe                      May 16, 2000
Lannes C. Williamson                December 15, 1998
Steven B. Chapman                   August 15, 2000
Anna P. Barnitz                     November 19, 2002
Brent A. Saunders                   November 19, 2002
Robert H. Eastman                   December 31, 1996
E. Richard Mahan                    December 31, 1996
Katrinka V. Hart                    December 31, 1996
Sue A. Bostic                       May 1, 1997
Sandra L. Edwards                   June 18, 2001
David L. Shaffer                    June 18, 2001